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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- NOV. 17, 2008

FUND                                                                    PROSPECTUS DATE     FORM #
RiverSource Global Technology Fund                                       Dec. 28, 2007   S-6395-99 M


The Principal Investment Strategies section has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund focuses on equity securities of companies in the information technology industry throughout the world. Technology-related companies are those companies that use technology extensively to improve their business processes and applications. Although the Fund may invest in securities of issuers located in any country, at any given time the portfolio may hold primarily securities of issuers located in the U.S. Because of the multinational character of the technology industry, the headquarters, principal operations and primary sources of revenues of the companies in which the Fund invests may be located in the U.S. or outside the U.S. Under normal market conditions, at least 80% of the Fund's net assets are invested in securities of companies in the technology industry. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments, LLC (the investment manager) seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The Fund uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the investment manager uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies that it believes display one or more of the following:

- Above-average growth prospects

- High profit margins

- Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)

- Quality management and equity ownership by executives

- Unique competitive advantages (e.g., market share, proprietary products)

- Potential for improvement in overall operations

The Fund generally sells a stock if the investment manager believes:

- its target price has been reached;

- its earnings are disappointing;

- its revenue growth has slowed; or

- its underlying fundamentals have deteriorated.

The Fund may also sell a stock if the investment manager believes that negative country or regional factors may affect a company's outlook, or to meet cash requirements.

The investment manager may use derivatives such as futures, options and forward contracts to produce incremental earnings, to hedge existing positions, or to increase flexibility.

The Principal Risks section has been revised to add Derivatives Risk.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

The Past Performance section has been revised to reflect the addition of new primary and secondary indexes:


EXISTING INDEXES                                 INDEXES EFFECTIVE NOVEMBER 17, 2008
S&P NATS Index                                   MSCI World Index (new primary index)
N/A                                              MSCI World IT Index (new secondary index)
                                                 S&P NATS Index (one year transitional)
Lipper Global Science and Technology Funds       Lipper Global Science and Technology Funds
  Index                                          Index



The Morgan Stanley Capital International (MSCI) World Index, an unmanaged index, is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The index reflects reinvestment of all distributions and changes in market prices.

The Morgan Stanley Capital International (MSCI) World Information Technology
(IT) Index, an unmanaged index, is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market. The index reflects reinvestment of all distributions and changes in market prices.

The S&P North American Technology Sector Index(TM), formerly known as the GSTI Composite Index, an unmanaged index, is a market capitalization-weighted index of approximately 200 stocks designed to measure the performance of companies in the technology sector. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Global Science and Technology Funds Index includes the 10 largest global science and technology funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

The information following the second paragraph in the Fund Management and Compensation section has been revised as follows:

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Richard M. Parower, Lead Portfolio Manager

- Managed the Fund since Nov. 2008.
- Prior to RiverSource Investments acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in Nov. 2008, Mr. Parower was a Managing Director of Seligman,
- Prior to joining Seligman in 2000, Mr. Parower was a Senior Analyst at Citibank Global Asset Management. Prior to that, he was a Senior Analyst with Montgomery Asset Management. Before that, Mr. Parower was a Securities Analyst with GT Capital Management and Cowen Asset Management.
- Began investment career in 1988.
- MBA, Columbia University.

Paul H. Wick, Portfolio Manager

- Managed the Fund since Nov. 2008.
- Prior to RiverSource Investments acquisition of Seligman in Nov. 2008, Director and Managing Director of Seligman.
- Joined Seligman in 1987. Since 1989 Portfolio Manager of Seligman Communications and Information Fund.
- Began investment career in 1987.
- MBA, Duke/Fuqua.

Reema D. Shah, Portfolio Manager

- Managed the Fund since Nov. 2008.
- Prior to RiverSource Investments acquisition of Seligman in Nov. 2008, Managing Director of Seligman.

- Prior to joining Seligman in 2000, Ms. Shah was Senior Computer Services Analyst with CS First Boston. Prior to then, she was a Software Research Analyst with Donaldson, Luftkin & Jenrette Technology Group. Before then, Ms. Shah was a Technology Equity Research Associate with Morgan Stanley.
- Began investment career in 1997.
- MBA, Northwestern University.

Ajay Diwan, Portfolio Manager

- Managed the Fund since Nov. 2008.
- Prior to RiverSource Investments acquisition of Seligman in Nov. 2008, Managing Director of Seligman.
- Prior to joining Seligman in 2001, Mr. Diwan was Vice President Equity Research for Goldman Sachs from 1994. Before then, he was an Equity Research Analyst with PaineWebber from 1992 to 1994. From 1987 to 1990, Mr. Diwan served as a Product Manager and Engineer for the Roseville Networks Division of Hewlett-Packard Company.
- Began investment career in 1992.
- MBA, Columbia University.

Benjamin Lu, Portfolio Manager

- Managed the Fund since Nov. 2008.
- Prior to RiverSource Investments acquisition of Seligman in Nov. 2008, Vice President, Investment Officer of Seligman.
- Prior to joining Seligman in 2005. Mr. Lu was an Associate Director for UBS from July 2002 to April 2005. Prior to then, Mr. Lu was an Associate Analyst with JP Morgan from 1999 to 2002. Before then, he was an Associate Analyst with Ryan Beck from 1998 to 1999.
- Began investment career in 1997.
- BS, New York University.

The second to the last paragraph of the section is deleted and the rest of the section remains unchanged.

S-6395-4 A (11/08)